UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2024
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland		001-35676		98-1111119
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

77 Sir John Rogerson's Quay, Block C
Grand Canal Docklands
	Dublin 2,	D02 VK60,	Ireland
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
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(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.01 per share	PRTA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2024, the Board of Directors (the “Board”) of Prothena Corporation plc (the “Company”) increased the size of the Board and appointed Daniel G. Welch to serve as a director of the Company, effective immediately.

Mr. Welch joins the Company as Chair Designate of the Board. Upon election by the shareholders to the Board at the next annual general meeting of the Company’s shareholders, the Board intends to appoint Mr. Welch as Chair of the Board immediately following such meeting.

In connection with his appointment, Mr. Welch was granted an option to acquire 132,000 of the Company’s ordinary shares under the Company’s 2018 Long Term Incentive Plan, as amended, with a per share exercise price equal to the last reported sale price on the Nasdaq Global Select Market of the Company’s ordinary shares on February 21, 2024, the date of Mr. Welch’s appointment to the Board and the date of the grant of the option. The option will vest in equal annual installments over five years following the grant date, subject to Mr. Welch’s continuous service on the Board until each such vesting date.

Mr. Welch is also eligible to receive the following compensation:

•For his service as Chair Designate of the Board until the next annual meeting of the Company’s shareholders, and upon election by the shareholders as a director at such meeting and subsequently appointed as Chair of the Board, an annual cash retainer in the amount of $90,000 (which will be paid in quarterly installments); and

•The other cash and equity-based compensation under the Company’s non-employee director compensation arrangements, which are generally described under the heading “Director Compensation” in the Company’s proxy statement for its 2023 Annual General Meeting of shareholders.

In connection with Mr. Welch’s appointment, he and the Company will enter into the Company’s standard Deed of Indemnification, the form of which is an exhibit to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 11, 2014.

There are no arrangements or understandings between Mr. Welch and any other persons pursuant to which he was selected as a director. Mr. Welch does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 21, 2024	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Strategy Officer and Chief Financial Officer